UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2013

GLOBAL INCOME TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54684	26-4386951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

On June 17, 2013, Global Income Trust, Inc. filed a Current Report on Form 8-K to disclose the results of its 2013 Annual Meeting of Stockholders, and the amendments to the charter and bylaws of the Company. This Form 8-K/A amends and replaces the June 17, 2013 Form 8-K to correct certain disclosures provided therein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 12, 2013, Global Income Trust, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved eight proposals relating to the amendment and restatement of the Company’s charter (the “Charter”) and a proposal relating to the amendment of the Company’s bylaws (the “Bylaws”). Further, on June 14, 2013, the board of directors of the Company (the “Board”) approved the Fourth Amended and Restated Bylaws, which includes the Bylaw amendment approved by the stockholders at the Annual Meeting.

Filed herewith as Exhibits 3.1 and 3.2 are (a) the Third Articles of Amendment and Restatement of the Company’s Articles of Incorporation, as filed with the State Department of Assessments and Taxation of the State of Maryland on June 14, 2013, and (b) the Fourth Amended and Restated Bylaws.

The following is a summary of the material changes reflected in the amended and restated Charter and Bylaws:

I.	AMENDMENTS TO THE CHARTER

A.	Removal of Certain NASAA-Mandated Limitations.

The Company’s stockholders approved the removal from the Charter, either immediately or upon the listing of the Company’s stock on a national securities exchange (“Listing”) of certain provisions of the Statement of Policy Regarding Real Estate Investment Trusts of the North American Securities Administrators Association (the “NASAA REIT Guidelines”) which apply to real estate investment trusts (“REITs”) with shares that are publicly registered with the Securities and Exchange Commission that are currently not listed on a national securities exchange, and which are not typically included in the charters of exchange traded REITs and other companies, including the Company’s competition. The following summarize the principal changes approved by our stockholders in connection with the removal of certain NASAA-mandated limitations.

Provisions Regarding Our Advisor and its Affiliates. As amended, the Charter provides for the expiration, upon Listing of specific related-party approval provisions, and instead the Company will be subject to the requirements of the Maryland General Corporation Law (“Maryland Law”) with respect to such transactions.

Provisions Regarding Investor Suitability. As amended, the Charter provides for the expiration, upon the Listing of the requirements in Section 8.8 of Article 8 of the Charter that stockholders meet certain criteria regarding suitability and minimum investment of stockholders.

Provisions Regarding Access to Stockholder List and Inspection of Records. The amended and restated Charter revises provisions relating to stockholders’ ability to inspect the Company’s records and access its stockholder list. Under the amended and restated Charter, the rights of our stockholders to obtain a list of stockholders are those provided for under Maryland Law. Specifically, the Charter as amended includes additional language in Section 8.5 which clarifies that stockholders are permitted to inspect only such records to which they are entitled under applicable law.

Provisions Regarding Directors.

Number of Directors. Section 2.1 of Article 2 of the Charter is amended to delete the provision capping the number of directors at 11. In addition, the amendment to Section 2.1 of Article 2 provides for the expiration upon Listing of the requirement that a majority of the Board consist of independent directors (as defined by the NASAA REIT Guidelines), and that independent directors nominate replacements for vacancies in the independent director positions.

Independence of Directors. The amendment of the definition of “Independent Director” in Section 1.5 provides that, upon Listing, such term will have the meaning given to it in Section 303A.02 of the New York Stock Exchange Listed Company Manual. The amendment also provides for the expiration upon Listing of the requirement that all committees (even ad hoc committees) be comprised of a majority of independent directors.

Experience of Directors. The Charter is amended to provide for the expiration upon Listing of the NASAA REIT Guidelines requirements in Section 2.2 of Article 2 of the Charter that any director have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the Company’s assets and that at least one independent director have at least three years of relevant real estate experience.

Approval by Independent Directors. The Charter is amended to provide for the expiration upon Listing of the NASAA REIT Guidelines requirement in Section 2.5 of Article 2 of the Charter that certain specified matters be approved by the Company’s independent directors.

Provisions Regarding Stockholders.

Stockholder Meetings. The amended Charter provides for the expiration upon Listing of the NASAA REIT Guidelines requirements in Section 8.1 of Article 8 of the Charter that (a) an annual meeting of stockholders be held no less than 30 days after delivery of the Company’s annual report, and (b) a special meeting of stockholders be called upon the request of the holders of at least ten percent of the outstanding shares entitled to vote (under Maryland Law, the percentage required to call a meeting can be as high as a majority).

Voting Limitations. The amended Charter provides for the expiration upon Listing of the NASAA REIT Guidelines restrictions in Section 8.3 of Article 8 of the Charter on voting of common stock by directors, the Company’s advisor and their affiliates regarding the removal of any of them or a transaction between the Company and any of them.

Provisions Regarding Distributions. The amended Charter provides for the expiration upon Listing of the NASAA REIT Guidelines restriction in Section 7.2(iv) of Article 7 of the Charter on distributions in kind, and the addition of a provision specifically permitting dividends to be paid in shares of one class to the holders of shares of another class.

Provisions Regarding Roll-ups. Section 10.3 of Article 10 of the Charter is amended to delete the NASAA REIT Guidelines restrictions on roll-up transactions. Stockholder approval will continue to be required for the Company to effect a roll-up transaction.

Provisions Regarding Indemnification of Officers and Directors. Article 9 of the Charter is amended to provide directors and officers the maximum exculpation, indemnification and advance of expenses permitted under Maryland Law. In addition, the Charter amendment permits indemnification of the Company’s advisor and its affiliates in circumstances where indemnification was previously limited. The reduced ability to recover from directors and officers and the increased right to indemnification is true not only for their future acts or omissions but also for acts or omissions prior to the date of the Charter amendment.

Miscellaneous Provisions. The Charter provides for the expiration upon Listing of the NASAA REIT Guidelines provisions in Section 5.3, 5.4 and 5.5 of Article 5 of the Charter requiring an annual review of the Company’s investment policies, requiring the consideration to be paid for real property to be based on the property’s fair market value, and prohibiting certain joint ventures.

B.	Amendment To Charter Regarding Directors’ Standard Of Care.

Section 3.1 of the Charter is amended to no longer provide that directors are fiduciaries of the Company and its stockholders. Instead, the Company’s directors will be held to the standard of conduct imposed under Maryland Law, which requires a director to perform his duties in good faith, in a manner he reasonably believes to be in the Company’s best interests, and with the care than an ordinarily prudent person in a like position would use under similar circumstances.

C.	Amendment To Charter Regarding Amendment Of The Bylaws.

The amended and restated Charter deletes the prohibition in Section 3.2(xxii) on amendments of the Bylaws without a stockholder vote to the extent such amendments adversely affect the rights, preferences and privileges of stockholders (although, the Bylaws will continue to require such stockholder vote until Listing of the Company’s stock on a national securities exchange).

D.	Amendment To Charter Regarding Extraordinary Actions.

The Charter is amended to include new language in Section 8.4 providing that notwithstanding any greater vote that may otherwise be required, extraordinary actions (e.g., amendments of the Charter, mergers, consolidations, transfers of all or substantially all of the Company’s assets, statutory share exchanges, dissolution) are subject only to the affirmative vote of a majority of the votes entitled to be cast on the matter.

E.	Amendment To Charter Regarding Amendments Of The Charter.

The Charter is amended to delete the provision in Section 10.1 permitting stockholders to amend the Charter without the necessity for concurrence by the Board, which conflicts with Maryland Law.

F.	Amendment To Charter Regarding Mergers, Reorganizations, Etc.

The Charter is amended to delete the provisions in Section 10.2 relating to reorganizations, which were largely redundant of Section 10.3 relating to mergers, consolidations or asset sales. The Charter is also amended to include the addition of language permitting certain mergers or transfers of all or substantially all of the Company’s assets (e.g., (i) mergers with a 90% or more owned subsidiary in which the Charter is not amended and stockholder contract rights do not change, (ii) mergers in which the Company is the successor entity and the terms of its stock do not change, the Charter is not otherwise amended and the number of shares of stock of any class or series outstanding immediately after the effective time of the merger does not increase by more than 20% of the number of shares of the class or series outstanding immediately before the merger becomes effective and (iii) transfers of all or substantially all of the Company’s assets to a wholly owned subsidiary or by mortgage or pledge) without a stockholder vote.

G.	Amendment To Charter Regarding Dissolution.

The Charter is amended to delete the provision in Section 11.2 of the Charter that permitted stockholders to dissolve the Company without the necessity for concurrence by the Board, which conflicts with Maryland Law.

H.	Amendments To Charter Regarding Conforming Changes And Other Ministerial Modifications.

The Charter reflects a number of changes and other modifications of a ministerial nature that are necessary in view of the amendments. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to us or which need to be updated, and the necessary renumbering and lettering of remaining provisions.

II.	AMENDMENTS TO THE BYLAWS

A.	Provisions Regarding The Election Of Directors.

For consistency with the Charter, Section 7 of Article II of the Bylaws is revised to provide that a majority of the shares present in person or by proxy at an annual meeting at which a quorum is present is sufficient to elect the directors.

B.	Provisions Regarding Stockholder Action By Written Consent.

The amended and restated Bylaws delete Section 14 of Article II which prohibited stockholders from acting by written consent in lieu of a meeting, which former provision conflicted with Maryland Law permitting stockholders to act by unanimous written consent.

C.	Provision Regarding Vacancies On The Board Of Directors.

For consistency with the Charter, Section 10 of Article III of the Bylaws was revised to provide that Board vacancies resulting from an increase in the number of directors will be filled by a majority of the entire Board and that any other vacancies will be filled by a majority of the remaining directors, whether or not sufficient to constitute a quorum.

D.	Conferring Authority On The Board Of Directors To Amend The Bylaws.

The Bylaws have been amended to include a provision in Section 1 of Article XIII giving the Board the exclusive power to adopt, alter or repeal the Bylaws and to make new Bylaws, after the Company’s stock is listed on a national securities exchange.

E.	Conforming Changes And Other Ministerial Modifications.

The amended and restated Bylaws reflect a number of changes and other modifications of a ministerial nature necessary in view of the foregoing changes, and include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to us or which need to be updated, and necessary renumbering and lettering of remaining provisions.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 12, 2013, the Company held its Annual Meeting of Stockholders at the Company’s principal offices in Orlando, Florida. Of the 7,529,336 shares of the Company’s common stock that were issued and outstanding as of the record date of the Annual Meeting, a total of 4,154,153 shares (approximately 55.17%) were present or represented by proxy at the Annual Meeting.

At the Annual Meeting, the stockholders (i) elected all four of the nominees, as listed below, to serve on the board of directors of the Company until the 2014 Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified, (ii) approved all eight of the proposals relating to the amendment and restatement of the Charter, (iii) approved the proposal relating to the amendment of the Bylaws, and (iv) ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. No broker non-votes were cast with respect to any of the proposals.

The voting results, in detail, are as follows:

I:	The election of four directors, each for a term expiring at the 2014 Annual Meeting of Stockholders and until his successor is duly elected and qualified:

Director Nominees:	For	Withheld
James M. Seneff, Jr.	4,077,840	76,313
Douglas N. Benham	4,080,657	73,496
James P. Dietz	4,080,657	73,496
Stephen J. LaMontagne	4,080,657	73,496

II:	Proposal to amend the Charter removing certain NASAA REIT-mandated limitations:

For	Against	Abstained
3,890,350	71,024	192,779

III:	Proposal to amend the Charter regarding the directors’ standard of care:

For	Against	Abstained
3,885,384	79,990	188,779

IV:	Proposal to amend the Charter regarding amendments to the Bylaws:

For	Against	Abstained
3,881,930	75,994	196,229

V:	Proposal to amend the Charter regarding extraordinary actions:

For	Against	Abstained
3,883,547	71,101	199,505

VI:	Proposal to amend the Charter regarding amendments to the Charter:

For	Against	Abstained
3,893,223	65,951	194,979

VII:	Proposal to amend the Charter regarding mergers, reorganizations, etc.:

For	Against	Abstained
3,899,650	66,474	188,029

VIII:	Proposal to amend the Charter regarding dissolution of the Company:

For	Against	Abstained
3,895,428	59,896	198,829

IX:	Proposal to amend the Charter to make conforming changes and other ministerial modifications:

For	Against	Abstained
3,875,442	86,282	192,429

X:	Proposal to amend the Bylaws conferring authority on the Board to amend the Bylaws:

For	Against	Abstained
3,847,242	122,040	184,871

XI:	The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2013:

For	Against	Abstained
3,955,170	23,522	175,461

No other business was transacted at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Third Articles of Amendment and Restatement of the Articles of Incorporation.

3.2	Fourth Amend and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2013		GLOBAL INCOME TRUST, INC. a Maryland corporation

	By:	/s/ Rosemary Q. Mills Rosemary Q. Mills Chief Financial Officer and Treasurer